EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

     That the undersigned officers and directors of Planet Hollywood International, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint jointly and severally, Robert Earl, Thomas Avallone and Scott E. Johnson, and each of them, the lawful attorneys and agents, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine to be necessary or advisable or required in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Form S-3 Registration Statement (the "Registration Statement") with respect to the sale of 10,000,000 shares of the Company's Class A Common Stock, $0.01 par value, by Kingdom Planet Hollywood, Ltd. and to file with the Commission, or any national securities exchange pertaining to such securities or to such registration, all documents necessary for the Company to comply with the Securities Act, and any rules or regulations or requirements of the Commission. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.


SIGNATURE                       CAPACITY                                     DATE
---------                       --------                                     ----
/s/ KEITH BARISH              Chairman of the Board of Directors        September 17, 1998
------------------------
Keith Barish

/s/ ROBERT EARL               Director and Chief Executive Officer      September 17, 1998
------------------------
Robert Earl

/s/ THOMAS AVALLONE           Director, Executive Vice President and    September 17, 1998
------------------------      Chief Financial Officer
Thomas Avallone

/s/ CLAUDIO GONZALEZ          Director                                  September 17, 1998
------------------------
Claudio Gonzalez

/s/ MARK MCCORMACK            Director                                  September 17, 1998
------------------------
Mark McCormack

/s/ MICHAEL MONTAGUE          Director                                  September 17, 1998
------------------------
Michael Montague

/s/ ONG BENG SENG             Director                                  September 24, 1998
-------------------------
Ong Beng Seng

/s/ ISADORE SHARP             Director                                  September 17, 1998
-------------------------
Isadore Sharp


/s/ MICHAEL TARNOPOL          Director                                  September 17, 1998
-------------------------
Michael Tarnopol


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